Short-term Bank Deposits and Restricted Deposits - Summary of Short-term Bank Deposits and Restricted Deposits (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Miscellaneous current assets [abstract]
Bank deposits with maturity exceeding three months	¥ 3,124		¥ 33
Statutory reserve deposits	2,197		1,577
Restricted deposits	205		144
Short-term bank deposits and restricted deposits	¥ 5,526	$ 849	¥ 1,754